SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 ----------

                                  FORM T-1

                     Statement of Eligibility Under the
                Trust Indenture Act of 1939 of a Corporation
                        Designated to Act as Trustee


                       U.S. BANK NATIONAL ASSOCIATION
  (As of January 11, 2002; formerly U.S. Bank Trust National Association)
            (Exact name of Trustee as specified in its charter)

      United States                                       31-0841368
(State of Incorporation)                            (I.R.S. Employer
                                                    Identification No.)

      U.S. Bank Trust Center
      180 East Fifth Street
      St. Paul, Minnesota                                   55101
(Address of Principal Executive Offices)                  (Zip Code)



                               Consoltex Inc.
           (Exact name of Registrant as specified in its charter)

    New Brunswick                                       52-1725179
(State of Incorporation)                            (I.R.S. Employer
                                                    Identification No.)

8555 Route Transcanadienne
Saint-Laurent, Quebec                                        H4S 1Z6
(Address of Principal Executive Offices)                   (Zip Code)



              11% Series B Senior Subordinated Notes due 2003
                    (Title of the Indenture Securities)




                                  GENERAL

1. GENERAL INFORMATION Furnish the following information as to the Trustee.

         (a) Name and address of each examining or supervising authority to which it is subject.
                  Comptroller of the Currency
                  Washington, D.C.

         (b)    Whether it is authorized to exercise corporate trust powers.
                  Yes

2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

         None.  See Note following Item 16.

3. VOTING SECURITIES OF THE TRUSTEE Furnish the following information as to each class of voting securities of the Trustee. As of December 31, 2001.

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          Title of Class                    Amount Outstanding
-------------------------------------------------------------------------------
           Common Stock                        3,640,000
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4.       TRUSTEESHIPS UNDER OTHER INDENTURES If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

         (a) Title of the securities outstanding under each such other indenture.

                  11% Senior Subordinated Pay-In-Kind Notes due 2009

         (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

                  The 11% Series B Senior Subordinated Notes due 2003 are in default due to a failure to pay interest on October 1, 2001. The Trustee believes there is no conflicting interest under the Indenture for the 11% Series B Senior Subordinated Notes due 2003 and the Indenture for the 11% Senior Subordinated Pay-In-Kind Notes due 2009 because the 11% Senior Subordinated Pay-In-Kind Notes due 2009 to be issued are unsecured and will rank on an equal basis with the 11% Series B Senior Subordinated Notes due 2003.


5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGORS OR UNDERWRITERSIf the Trustee or any of the directors or executive officers of the Trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

         None.

6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS Furnish information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner, and executive officer of the obligor. As of December 31, 2001.

         No voting securities of the Trustee are owned beneficially by the obligor or any director, partner, or executive officer of the obligor.

7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS Furnish information as to the voting securities of the Trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter. As of December 31, 2001.

         No voting securities of the Trustee are owned beneficially by the underwriter of the obligor or any director, partner, or executive officer of the underwriter for the obligor.

8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE Furnish information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the Trustee. As of December 31, 2001.

         No securities of the obligor are owned beneficially or held as collateral security for obligations in default by the Trustee.

9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE If the Trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish information as to each class of securities of such underwriter any of which are so owned or held by the Trustee. As of December 31, 2001.

         The Trustee does not own beneficially or hold as collateral security for obligations in default any securities of an underwriter for the obligor.

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR If the Trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10 percent or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person. As of December 31, 2001.

         The Trustee does not own beneficially or hold as collateral security for obligations in default any voting securities of a person described above.

11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR If the Trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the Trustee, owns 50 percent or more of the voting securities of the obligor, furnish information as to each class of securities of such person any of which are so owned or held by the trustee. As of December 31, 2001.

         The Trustee does not own beneficially or hold as collateral security for obligations in default any securities of a person who, to the knowledge of the Trustee, owns 50 percent or more of the voting securities of the obligor.

12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE Except as noted in the instructions, if the obligor is indebted to the Trustee, furnish information.

         As of December 31, 2001.

         The obligor is not indebted to the Trustee.

13.      DEFAULTS BY THE OBLIGOR

(a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

         To the best knowledge of the Trustee, there is no and there has been no default with respect to the securities under this indenture.

(b) If the Trustee is a Trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is Trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

         There is and continues to be a default under the 11% Series B Senior Subordinated Notes due 2003 due to a failure to pay interest on October 1, 2001.

14. AFFILIATIONS WITH THE UNDERWRITERS If any underwriter is an affiliate of the Trustee, describe each such affiliation.

         There is no underwriter affiliation with the Trustee.

15. FOREIGN TRUSTEE Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

         Not Applicable.

16. LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

         1.       A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.       A copy of the existing bylaws of the Trustee.*

         5. A copy of each Indenture referred to in Item 4. Exhibit 5A - Indenture, dated September 30, 1993, among Consoltex Group Inc., Consoltex Inc., The Balson-Hercules Group Ltd., LINQ Industrial Fabrics, Inc. and First Trust National Association, as Trustee, including the form of 11% Series B Senior Subordinated Noted due 2003 (filed with Form 10-K (033-75176), Exhibit 4.1, and incorporated herein by reference).

                  Exhibit 5B - Supplemental Indenture, dated August 18, 1994, among Consoltex Group Inc., Consoltex (USA) Inc., Consoltex Inc., The Balson-Hercules Group Ltd., LINQ Industrial Fabrics, Inc. and First Trust National Association, as Trustee (filed with Form 10-K (033-75176), Exhibit 4.2, and incorporated herein by reference).

                  Exhibit 5C - Second Supplemental Indenture, dated September 29, 2000, among Consoltex Inc., Consoltex (USA) Inc., The Balson-Hercules Group Ltd., LINQ Industrial Fabrics, Inc., Rafytek, S.A. de C.V., Consoltex Mexico, S.A. de C.V. and U.S. Bank Trust National Association, as Trustee (filed with Form 10-K (033-75176), Exhibit 4.4, and incorporated herein by reference).

                  Exhibit 5D - Third Supplemental Indenture, dated April 12, 2001, among Consoltex Holdings, Inc., Consoltex Inc., Consoltex (USA) Inc., The Balson-Hercules Group Ltd., LINQ Industrial Fabrics, Inc., Rafytek, S.A. de C.V., Consoltex Mexico, S.A. de C.V. and U.S. Bank Trust National Association, as Trustee (filed with Form 10-K (033-75176), Exhibit 4.5, and incorporated herein by reference).

                  Exhibit 5E - Fourth Supplemental Indenture, dated January 9, 2002, among Consoltex Inc., Consoltex (USA) Inc., Consoltex Holdings, Inc. Consoltex International Inc., Rafytek, S.A. de C.V., Consoltex Mexico, S.A. de C.V., LINQ Industrial Fabrics II, Inc. and U.S. Bank, N.A., as Trustee (filed with Form T-3 to qualify the 11% Series B Senior Subordinated Notes Due 2003 (the "Existing Notes Indenture Form T-3"), which Consoltex Inc. and Consoltex
                  (USA) Inc. have filed concurrently with this Application on January 10, 2002, ExhibitT3C.5, and incorporated herein by reference).

                  Exhibit 5F - Fifth Supplemental Indenture, to be dated the closing of the consent solicitation of Consoltex Inc. and Consoltex (USA) Inc., among Consoltex Inc., Consoltex
                  (USA) Inc., Consoltex Holdings, Inc. Consoltex International Inc., Rafytek, S.A. de C.V., Consoltex Mexico, S.A. de C.V., LINQ Industrial Fabrics II, Inc. and U.S. Bank, N.A., as Trustee (filed with the Existing Notes Indenture Form T-3, ExhibitT3C.6, and incorporated herein by reference).

                  Exhibit 5G - Form of the 11% Senior Subordinated Pay-in-Kind Notes Indenture (the "New Notes Indenture") among the Consoltex Inc., Consoltex (USA) Inc., Consoltex Holdings, Consoltex International Inc., Rafytek, S.A. de C.V., Consoltex Mexico, S.A. de C.V., LINQ Industrial Fabrics II, Inc. and U.S. Bank, N.A., as Trustee (filed with Form T-3 to qualify the New Notes Indenture, which Consoltex Inc. and Consoltex (USA) Inc. have filed concurrently with this Application on January 10, 2002, Exhibit T3C, and incorporated herein by reference).

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of September 30, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as
                  Exhibit 7.



       * Incorporated by reference to Registration Number 333-67188.




                                    NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.


                                 SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 7th day of January, 2002.


                                            U.S. BANK NATIONAL ASSOCIATION



                                            /s/ Julie Eddington
                                            ---------------------------------
                                            Julie Eddington
                                            Assistant Vice President




/s/ Lori-Anne Rosenberg
Lori-Anne Rosenberg
Assistant Secretary




                                 EXHIBIT 6

                                  CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  January 7, 2002


                                            U.S. BANK NATIONAL ASSOCIATION



                                            /s/ Julie Eddington
                                            ---------------------------------
                                            Julie Eddington
                                            Assistant Vice President





                                         Exhibit 7
                              U.S. Bank National Association
                             Statement of Financial Condition
                                      As of 9/30/2001

                                         ($000's)
                                                                          9/30/2001
                                                                      -----------------
Assets
     Cash and Due From Depository Institutions                            $7,424,578
     Federal Reserve Stock                                                         0
     Securities                                                           25,107,852
     Federal Funds                                                         1,509,608
     Loans & Lease Financing Receivables                                 108,011,203
     Fixed Assets                                                          1,455,348
     Intangible Assets                                                     7,830,028
     Other Assets                                                          6,597,674
                                                                      -----------------
         Total Assets                                                   $157,936,291

Liabilities
     Deposits                                                           $101,929,065
     Fed Funds                                                             3,823,703
     Treasury Demand Notes                                                         0
     Trading Liabilities                                                     168,430
     Other Borrowed Money                                                 24,037,743
     Acceptances                                                             184,931
     Subordinated Notes and Debentures                                     5,477,870
     Other Liabilities                                                     3,711,905
                                                                      -----------------
     Total Liabilities                                                  $139,333,647

Equity
     Minority Interest in Subsidiaries                                      $943,906
     Common and Preferred Stock                                              310,004
     Surplus                                                              11,775,689
     Undivided Profits                                                     5,573,045
                                                                      -----------------
         Total Equity Capital                                            $18,602,644

Total Liabilities and Equity Capital                                    $157,936,291



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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank National Association

By:      /s/ Julie Eddington
         ------------------------------
         Assistant Vice President
Date:  January 7, 2002